                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): January 24, 2000
                                                         ----------------



                         INDYMAC MORTGAGE HOLDINGS, INC.
         --------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

    Delaware                 1-08972               95-3983415
----------------         ---------------       ------------------
(State or other          (Commission           (IRS Employer
jurisdiction of          File Number)          Identification No.)
incorporation)


                155 North Lake Avenue, Pasadena, California 91101
               ---------------------------------------------------
          (Address, including zip code, of principal executive office)

                                 (800) 669-2300
         --------------------------------------------------------------
              (Registrant's telephone number, including area code)

Item 5.  Other Events.
------   ------------

IndyMac Mortgage Holdings, Inc. Dividend Reinvestment and Stock Purchase Plan
-----------------------------------------------------------------------------
("Plan")
--------

The Board of Directors of IndyMac Mortgage Holdings, Inc. has adopted a no dividend policy for the foreseeable future. Accordingly, the dividend reinvestment feature of the Plan is not currently available. However, optional cash payments of not less than $50 up to $10,000 per month will continue to be accepted pursuant to the terms of the Plan, as outlined in the Plan Prospectus dated March 1, 1999. An updated Schedule A, containing the various dates relative to optional cash payments in 2000, is attached as Exhibit 99.1 hereto.

Item 7.  Exhibits.
------   --------

Exhibit 99.1   IndyMac Mortgage Holdings, Inc. Dividend Reinvestment and Stock
------------   ---------------------------------------------------------------
               Purchase Plan - Schedule A
               --------------------------

                                   SCHEDULE A

--------------------------------------------------------------------------------------------------------------------
    Threshold Price and       Record Date             Optional Cash          Pricing Period        Investment Date
      Waiver Discount                                Payment Due Date         Commencement
         Set Date                                                                 Date
--------------------------------------------------------------------------------------------------------------------
   December 28, 1999         December 31, 1999        January 3, 2000         January 4, 2000     January 21, 2000
   January 27, 2000          February 1, 2000         February 2, 2000        February 3, 2000    February 22, 2000
   February 28, 2000         March 2, 2000            March 3, 2000           March 6, 2000       March 22, 2000
   March 29, 2000            April 3, 2000            April 4, 2000           April 5, 2000       April 24, 2000
   April 27, 2000            May 2, 2000              May 3, 2000             May 4, 2000         May 22, 2000
   May 30, 2000              June 2, 2000             June 5, 2000            June 6, 2000        June 22, 2000
   June 27, 2000             June 30, 2000            July 3, 2000            July 5, 2000        July 21, 2000
   July 28, 2000             August 2, 2000           August 3, 2000          August 4, 2000      August 22, 2000
   August 29, 2000           September 1, 2000        September 5, 2000       September 6, 2000   September 22, 2000
   September 28, 2000        October 3, 2000          October 4, 2000         October 5, 2000     October 23, 2000
   October 27, 2000          November 1, 2000         November 2, 2000        November 3, 2000    November 21, 2000
   November 29, 2000         December 4, 2000         December 5, 2000        December 6, 2000    December 22, 2000

                                  SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               INDYMAC MORTGAGE HOLDINGS, INC.
                                                (Registrant)



                                               By:   /s/ Richard L. Sommers
                                                   -----------------------------
                                                    Richard L. Sommers
                                                    Executive Vice President and
                                                    General Counsel


Date:  January 24, 2000